Company Presentation September 16, 2015 Exhibit 99.1

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

Forward-Looking Statements
•
This presentation contains forward-looking statements within the meaning of The Private
Securities Litigation Reform Act of 1995 relating to, among other things, the manner, tax-free nature and expected benefits associated with the proposed spin-off of certain control assets of
Capital Southwest into a new, independent, publicly traded company, CSW Industrials, Inc.
(“CSWI”), the expected timing of the completion of the transaction and the business, financial condition and results of operations of Capital Southwest, including the businesses of CSWI. Any statements preceded or followed by or that include the words "believe," "expect," "intend,"
"plan," "should" or words, phrases or similar expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest.  There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation.  These risks and uncertainties include, but are not limited to, risks relating to Capital Southwest’s ability to complete the proposed spin-off transaction and to achieve the expected benefits therefrom.
•
In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation.  Other unknown or unpredictable factors could also have a material adverse effect on CSWI’s actual future results, performance, or achievements.  For a further discussion of these and other risks and uncertainties applicable to CSWI and its business, see CSWI’s filings with the SEC, including the Information Statement filed as an exhibit to CSWI’s Registration Statement on Form 10. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-
looking statements, which speak only as of the date of this presentation.  Neither Capital
Southwest nor CSWI assumes any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

Pro-Forma and Non-GAAP Financial Information
•
The pro forma financial data in this presentation as of and for the fiscal year ended March 31,
2015 has been adjusted (a) to include the acquisition of substantially all the assets of Strathmore
Products, Inc. and (b) to give effect to the proposed spin-off of CSWI and the related transactions. The pro forma financial data in this presentation as of and for the three months ended June 30, 2015 has been adjusted to give effect to the proposed spin-off of CSWI and the related transactions. The pro forma financial data does not purport (i) to represent what CSWI's results of operations actually would have been if the spin-off and Strathmore acquisition had occurred prior to the fiscal year presented or (ii) to project CSWI's financial performance for any future period.
•
This presentation includes non-GAAP financial measures including EBITDA. Reconciliations to the most directly comparable GAAP measures are included on page 32 of this presentation. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

Transaction Overview
•
Structured as a tax-free spin transaction
•
Form 10 Registration Statement for CSWI initially filed with the SEC on
June 16, 2015; Amendment No.4 to Form 10 filed on September 9, 2015;
Registration statement declared effective on September 14, 2015
The separation is designed to unlock shareholder value immediately and to enhance long-term shareholder value by establishing two strong, independent companies with distinct growth strategies
Ticker
•
CSWI
Exchange
•
NASDAQ
Exchange Ratio
•
1 Share of CSWI for every 1 share of CSWC
Expected
Number of Shares
•
15.6mm
Record Date
•
September 18, 2015
Distribution of CSWI Shares
•
September 30, 2015
First Day of Regular-Way Trading
•
October 1, 2015

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

Experienced Management Team
Management team including subsidiary company executives averages 25 years of experience in the industrial manufacturing and specialty chemicals industries
Executive Officers
Board of Directors
Michael
Gambrell
Former Executive
Vice President of
The Dow Chemical
Company
Linda
Livingstone, Ph.D.
Dean of The George
Washington University
School of Business
William F.
Quinn
Executive Chairman
and Founder of
American Beacon
Advisors
Robert
Swartz
Lead director of the
CSWI
Board
Executive Vice President
and Chief Operating
Officer for Glazer’s, Inc
Joseph B. Armes
Chairman and CEO
Christopher J. Mudd
President & COO
Kelly Tacke
CFO

I. Company Overview

Investment Highlights
•
Broad Portfolio of Leading Industrial Brands and Solutions
•
Sustainable Organic Revenue Growth and Operating Performance
•
Stable Platform for Acquisitions with Proven Track Record
•
Culture of Product Enhancement and Customer Centric Solutions
•
Diverse Sales and Distribution Channels Serving Attractive End Markets

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

CSWI Overview
•
A diversified industrial growth company with well-established, scalable platforms
•
Deep domain expertise across three segments:
Industrial Products
Coatings, Sealants & Adhesives
Specialty Chemicals
•
PF
(1)
2015
Net
Revenues:
$325.0mm,
PF
(1)
2015
EBITDA:
$60.1mm
•
PF
(2)
2016Q1
Net
Revenues:
$88.9mm,
PF
(2)
2016Q1
EBITDA:
$18.7mm
•
Broad portfolio of leading industrial products providing performance optimizing solutions to our diversified customer base. Products include mechanical products for heating, ventilation and air conditioning (“HVAC”) and refrigeration applications, coatings and sealants and high performance specialty lubricants
We seek to deliver solutions to our professional customers that provide superior performance and reliability
(1)
PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2)
PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments

CSWI’s
corporate
culture
will
SHAPE
and
GUIDE
our
company
by
helping
each
team
member
understand
how
to
make
his/her
contribution
to
the
company
we
serve.
Our
culture
manifests
the
OBSERVED
BEHAVIORS,
the
NORMS,
and
the
DOMINANT
VALUES
of
the
company.
Our
culture
should
be
effective
in
REINFORCING
certain
behaviors
and
ERADICATING
others.
THE GOAL OF OUR CORPORATE CULTURE IS TO MAXIMIZE
PERFORMANCE.
CSWI Corporate Culture

10 Our corporate culture will be based on our core values: • Integrity • Respect • Excellence • Stewardship • Citizenship • Accountability • Teamwork CSWI Corporate Culture (Cont’d)

CSW INDUSTRIALS

CSW INDUSTRIALS

Industrial Products

- RECTORSEAL
- SMOKE SG GUARD
- WHITMORE
- BALCO INC

Mighty Pump, Titan, OilSafe, IllumiTread, GasGuard, ACCUTRACK, GUARDIAN®, Goliath, FORTRESS, AquaGuard, AIR SENTRY, NOVENT®, Kickstart®

Coatings, Sealants & Adhesives

- Strathmore Products, Inc.
- RECTORSEAL
- JET-LUBE
- WHITMORE

RAILPLEX, metacaulk, Strathmore Products, Inc., KATS COATINGS, AMERICAN

Specialty Chemicals

- JET-LUBE
- WHITMORE
- RECTORSEAL

JET-LUBE, ACID-AWAY, WHITMORE, KOPR-KOTE, TURBO-KLEEN, DESIGN WATER TECHNOLOGIES, BioRail®, RailArmor®, PARAGON™, SURE-FILM™, ENVIROLUBE®, WhitCam®, CALIBER™, KOL'R-KING®, BRIGHT KNIGHT™, VERSATAC™, EARTHKEEPER®, BioSwitch™, HANDI-LUBE™, GearArmor™, DECATHLON™

BALCO INC · JET-LUBE · RECTORSEAL · SMOKE SG GUARD · Strathmore Products, Inc. · WHITMORE

11 CSWI Business Segments Business Segment Legal Entity Industrial Brands 11

CSW INDUSTRIALS

JET-LUBE
RECTORSEAL
SMOKE SG GUARD
CSWC
capital southwest
CSW INDUSTRIALS
1893
WHITMORE
founded in
1957
BALCO INC
Strathmore Products, Inc.

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

History of CSWI Businesses
2015
1961
1969
CSWC founded
in Dallas, TX
1937
founded in
Houston, TX
1949
founded in
Glendale, CA
1973
CSWC acquires
RectorSeal
CSWC acquires
Jet-Lube
1991
founded in
Boise, ID
2005
CSWC acquires
SmokeGuard
1979
1989
1893
founded in
Cleveland, OH
CSWC acquires
Whitmore
1942
founded in
Syracuse, NY
CSWC acquires
Strathmore
CSWC separates into
CSWI and legacy CSWC
CSWC
acquires
Balco
1957
founded in
Wichita, KS
2014
2013
2012
CSWC acquires
Design Water,
RCT, Evolve and
OilSafe
CSWC acquires
Airtec, G-O-N and
QHi
Rail
CSWC acquires
Novent
and Rizza
CSWC acquires
SureSeal

CSW INDUSTRIALS

Edmonton
Gillette
Williston
Farmington
Casper
Boise
Great Bend
Parkersburg
Wichita
Syracuse
Senatobia
Fall River
Reno
Concord
Oklahoma City
Acworth
Laurel
Bakersfield
Santa Fe Springs
Oklahoma City
Longview
Lafayette
Shreveport
Odessa
Dallas
Kilgore
San Antonio
Houston
Corpus Christi
Welwyn Garden City, Hertfordshire
Maidenhead, Berkshire
Holland
Taiwan
Dubai
Loyang
Brisbane
South Perth
Headquarters
Manufacturing
Research
Sales Offices
Warehouses

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

13 • CSW Industrials employs over 750 individuals worldwide 13

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

CSWI Business Segments
Well-balanced portfolio of businesses with strong organic growth profiles and numerous product line and strategic acquisition opportunities in each segment
PF2015 Net Revenues
(1)
PF2015 EBITDA
(1)(2)
Total Net Revenues: $325.0mm
Total EBITDA: $60.1mm
Industrial
Products
39%
Coatings,
Sealants &
Adhesives
36%
Specialty
Chemicals
25%
Other
<1%
Industrial
Products
36%
Coatings,
Sealants &
Adhesives
35%
Specialty
Chemicals
28%
Other
<1%
(1)
PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2)
Reflects pro rata allocation of other pro forma adjustments of $3.2mm to segment EBITDA based on segment revenues
(3)
Other includes CapStar, a real estate holding company, whose operations are not material to CSWI
(3)
(3)

CSW INDUSTRIALS

CSW
INDUSTRIALS

BALCO INC | JET-LUBE | RECTORSEAL | SMOKE SG GUARD | Strathmore Products, Inc. | WHITMORE

CSWI Key Growth Drivers
Benefits resulting from
the Share Distribution
and Related
Reorganization
Leverage Existing
Customer Relationships,
Brands and Solutions
Focused Acquisitions
that Leverage our
Distribution Channels
Operational Excellence

II. Key Growth Drivers

CSW INDUSTRIALS

CSWC
capital southwest

CSW INDUSTRIALS

BALCO INC
JET-LUBE
RECTORSEAL
SMOKE SG GUARD
Strathmore Products, Inc.
WHITMORE

Benefits from Reorganization
Post Spin-Off Structure
Shareholders
Nasdaq-Listed
Expected to be Listed
on Nasdaq
CSWI Businesses (*)
•
The RectorSeal
Corporation
(“RectorSeal”)
•
Jet-Lube, Inc. (“Jet-Lube”)
•
The Whitmore
Manufacturing Company
(“Whitmore”)
•
Balco, Inc. (“Balco”)
•
Strathmore Products, Inc.
(“Strathmore”)
•
Smoke Guard, Inc.
(“Smoke Guard”)
100%
As an independent, publicly traded company, CSWI will have greater focus on its core businesses and greater flexibility to pursue growth opportunities including organic investments, product line and strategic acquisitions
•
Organize the CSWI businesses
around key market segments
•
Grow the CSWI businesses by
allocating capital more efficiently
•
Offer greater investor choice through
separate entities
•
Unlock shareholder value
•
Increase management focus
•
Better align interests of management
and stockholders
Benefits from Spin-Off
(*) Also includes CapStar, a real estate holding company, whose operations are not material to CSWI
100%

CSW INDUSTRIALS

	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
		✓	✓
	✓	✓	✓
	✓	✓	
			✓

BALCO INC JET-LUBE RECTORSEAL SMOKE GUARD Strathmore Products, Inc. WHITMORE

Ability to leverage customer base and cross-sell products
across three segments
Leverage Existing Relationships and Products
Key End Use
Markets
(1)
Industrial
Products
Coatings,
Sealants &
Adhesives
Specialty
Chemicals
Plumbing
Industrial
HVAC
Energy
Rail
Architecturally
Specified  Building
Products
Mining
(1)
Other key end use markets include Water well drilling, Power Generation, Marine, Cement and Aviation
(2)
PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31
PF2015 Sales Revenue
by End Market
(2)
Architecturally
Specified
Building Products
11%
Plumbing
19%
HVAC
16%
Mining
5%
Industrial
18%
Rail
14%
Energy
14%
Other
3%

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

$68.8
$79.3
$148.1
9 Acquisitions
in Past 5 Years
Including
Strathmore
Historical Acquisitions
Strathmore
Focused Acquisitions
There are further attractive synergistic acquisitions available to achieve higher growth and profitability
Capital Invested for Acquisitions ($mm)
Strategy & Execution Plan
•
Identify and execute acquisitions that will
broaden our portfolio of industrial brands
and products, and support our business
segments
•
Eliminate costs and overhead in strategic
acquisitions and most non-manufacturing
related costs in product line acquisitions
•
Focus on commercially proven products and
solutions that:
Are attractive to customers in our target
end markets
Currently have limited distribution
Would benefit from a broader
distribution network
•
Utilize strong free cash flow or third-party
financing to fund these acquisitions
(1) Strathmore purchase price of $68.8mm does not include potential earn out consideration of up to $16.5mm
(1)

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

•
Focus on operational excellence in all aspects of CSWI’s business, leading to improved efficiencies and increased profitability
•
Examples of achieving savings through operational excellence:
CSWI is consolidating the manufacturing of all lubricant and grease products currently manufactured in a Houston, TX facility to the
Rockwall, TX facility to optimize capacity, efficiency and quality
CSWI recently organized a technology summit among the technical and commercial leaders of our Coatings, Sealants & Adhesives and
Specialty Chemicals segments in order to accelerate the process of leveraging best practices across these business segments
CSWI expects to benefit from exploiting new opportunities by applying its best practices when integrating acquisitions
Operational Excellence
Continue to expand improvement initiatives and information sharing across CSWI’s entire platform, promoting best practices

III. Financial Overview

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE GUARD Strathmore Products, Inc. WHITMORE

Combined Financials –
Net Revenues
Net Revenues ($mm, %)
Highlights
•
Consistent mid double-digit net
revenue growth (16.4%, 16.4% and
13.0% in FY2013, FY2014 and
FY2015, respectively) supported by
industry leading products in high
growth end markets with a diversified
customer base
•
Net revenue growth driven by a
combination of robust organic growth
and acquisitions
40.3% net revenue growth in
PF2015 including acquisition of
Strathmore
Strong track record of capitalizing
on product line and strategic
acquisition opportunities
$261.8
$63.2
$199.1
$231.7
$325.0
$88.9
40.3%
16.4%
16.4%
13.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
$ -
$75.0
$150.0
$225.0
$300.0
$375.0
FY2013
FY2014
PF2015(1)
PF2016Q1(2)
Net Revenues
Strathmore Net Revenues
% Growth inc. Strathmore
% Growth
(1)
PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2)
PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments

CSW INDUSTRIALS

BALCO INC · JET-LUBE · RECTORSEAL · SMOKE SG GUARD · Strathmore Products, Inc. · WHITMORE

$171
$174.4
$224.4
$246.6
$24.7
$7.3
$15.2
$171
$199.1
$231.7
$261.8
$ -
$50
$100
$150
$200
$250
$300
FY2012
FY2013
FY2014
FY2015(2)
Organic
Acquisition
($ millions)
Strong Organic & Acquisition Growth
Net Revenues ($mm, %)
Highlights
•
15.3% total net revenue CAGR over
the last three fiscal years
Strong compounded organic net
revenue growth of 7.0% as a
result of CSWI’s focus on end
markets with attractive growth
trends
Additional 8.1% contribution to
total net revenue CAGR from
acquisitions over the last three
fiscal years including product line
and strategic acquisitions
(1)
Acquisition revenue calculated based on standard rolling 12 months method
(2)
FY2015 net revenues do not include Strathmore
(1)

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

Combined Financials –
Margins
Operating Income ($mm, %)
Highlights
•
Attractive operating and EBITDA
margins with potential improvement
from integration of businesses and
shared best practices
EBITDA margins higher than
those of peers, partly due to
CSWI’s loyal and diverse
customer base that recognizes
the performance and quality of
the products and solutions
Disciplined product line
acquisition strategy
Continued improvement of
profitability through targeted
investments in manufacturing
processes
EBITDA ($mm, %)
$6.4
($3.2)
$32.2
$37.9
$47.2
$15.4
16.2%
16.4%
14.5%
17.3%
(10.0%)
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
($10.0)
$ -
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
FY2013
FY2014
PF2015(1)
PF2016Q1(2)
Operating Income
Strathmore
Other PF Adj.
% Margin
(1)
PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2)
PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments
$18.7
$8.8
($3.2)
$38.9
$47.0
$60.1
19.6%
20.3%
18.5%
21.0%
(10.0%)
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
($10.0)
$ -
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
FY2013
FY2014
PF2015(1)
PF2016Q1(2)
EBITDA
Strathmore
Other PF Adj.
% Margin

CSW INDUSTRIALS

BALCO INC
JET-LUBE
RECTORSEAL
SMOKE SG GUARD
Strathmore Products, Inc.
WHITMORE

Combined Financials –
Capital Investment & ROIC
Capital Expenditures ($mm, %)
Highlights
•
Historical capital expenditures to net
revenue ratio averaged 5.7% in the
last three years
Capital expenditures declined in
PF2015 and PF2016Q1 primarily
due to completion of facility
expansion project for Whitmore
•
Average ROIC of 12.5% for the last
three years, including Strathmore and
other PF adjustments
Excluding other PF adjustments of
$3.2mm results in ROIC of 12.6%
in PF2015
PF2016Q1 annualized ROIC of
13.7%
ROIC
(3)
(%)
$1.9
$15.5
$15.0
$9.6
7.8%
6.5%
3.0%
2.1%
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
$ -
$10.0
$20.0
FY2013
FY2014
PF2015(1)
PF2016Q1(2)
Capital Expenditures
% of Net Revenues
(1)
PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2)
PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments
(3)
ROIC calculated using average balance of invested capital (defined as net debt plus equity); NOPAT assumes 38% tax rate
13.2%
12.6%
12.1%
13.7%
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
FY2013
FY2014
PF2015(1)
PF2016Q1(2)

CSW INDUSTRIALS

BALCO INC | JET-LUBE | RECTORSEAL | SMOKE SG GUARD | Strathmore Products, Inc. | WHITMORE

Segment Financials –
Net Revenues
Net Revenues ($mm)
Highlights
•
27.8% net revenue CAGR over the
last two fiscal years, including
Strathmore
•
Recent growth primarily attributable
to an increase in sales volumes in the
Industrial Products segment and in
the Coatings, Sealants & Adhesives
segment
•
Net revenues by geography (PF2015)
(1)
PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2)
PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments
(3)
Related to rental income from CapStar, a real estate holding company
Other (3)
$0.9
$1.0
$1.6
$0.3
$82.4
$90.7
$89.7
$20.2
$73.3
$93.0
$118.4
$40.0
$42.6
$47.0
$52.1
$28.4
$63.2
$199.1
$231.7
$325.0
$88.9
$ -
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
FY2013
FY2014
PF2015(1)
PF2016Q1(2)
Specialty Chemicals
Industrial Products
Coatings, Sealants & Adhesives
Strathmore
US
80%
Non-US
20%

CSW INDUSTRIALS

BALCO INC
JET-LUBE
RECTORSEAL
SMOKE SG GUARD
Strathmore Products, Inc.
WHITMORE

Segment Financials –
Margins
Operating Income ($mm)
Highlights
•
Many products enjoy strong margin
profiles due to high performance and
quality and loyal customer bases
•
Margin expansion driven by targeted
investments to further improve
manufacturing processes, including:
Lower manufacturing costs
Increased production utilization
Improved product quality
•
Strathmore acquisition reduced
Coatings, Sealants & Adhesives
margins in PF2015 and PF2016Q1 but
are expected to increase with
integration execution
Operating
Income
Margin
(%)
(5)
(1)
PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31   (2) PF2016Q1 includes the
financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other PF adjustments   (3) Operating income for Coatings,
Sealants & Adhesives for PF2016Q1 excludes $2.3mm of Strathmore acquisition costs   (4) Related to rental income from CapStar, a real estate holding
company   (5) PF2015 operating margins do not reflect pro forma adjustments for corporate overhead
$0.1
$0.1
($0.1)
$0.0
($3.2)
($1.2)
$13.4
$15.9
$13.0
$2.7
$10.9
$12.6
$19.7
$9.7
$7.7
$9.4
$11.4
$4.1
$6.4
$32.2
$37.9
$47.2
$15.3
($5.0)
$10.0
$25.0
$40.0
$55.0
FY2013
FY2014
PF2015(1)
PF2016Q1(2,3)
Other (4)
Other PF Adj.
Specialty Chemicals
Industrial Products
Coatings, Sealants & Adhesives
Strathmore
5%
10%
15%
20%
25%
FY2013
FY2014
PF2015
PF2016Q1(3)
Specialty Chemicals
Coatings, Sealants & Adhesives
Industrial Products

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

Strong Balance Sheet (PF as of June 30, 2015)
Total Capitalization
Highlights
(1)
PF2015 EBITDA represents 12 months ending March 31, 2015 and includes Strathmore FY2014 results and other pro forma adjustments;
Strathmore fiscal year ends December 31
(2)
Excludes restricted cash and bank time deposits
•
Strong balance sheet with ample liquidity
Current available cash and cash
equivalents sufficient to easily meet
CSWI’s liquidity needs for at least the
next 12 months
Indebtedness
x PF 2015
($mm)
Amount
EBITDA
(1)
Debt:
RectorSeal Line of Credit
$12.5
0.2x
Whitmore Secured Term Loan
13.6
0.2x
Strathmore Acquisition Debt
69.1
1.1x
Total Debt
$95.2
1.6x
Less: Cash and Cash Equivalents
(45.6)
Less: Bank time deposits
(8.4)
Net Debt
$41.3
0.7x
x PF 2015
($mm)
Amount
EBITDA
(1)
Cash and Cash Equivalents (2)
$45.6
Debt:
Current Portion of Long-Term Debt
4.5
0.1x
Long-Term Debt, Less Current
Portion
90.7
1.5x
Total Debt
$95.2
1.6x
Total Stockholders’ Equity
$238.6
Total Capitalization
$333.8

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

CSWI vs. Industrial Goods Peers
2011–2014 Net Revenue CAGR
2014 EBITDA Margin
24.6%
24.3%
22.1%
15.7%
13.0%
8.6%
6.6%
4.8%
2.4%
1.9%
0.8%
(3.1%)
(5.0%)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
CSWI with
Strathmore
MEI
CCF
CSWI w/o
Strathmore
CTS
LFUS
GRC
NNBR
ASTE
ORBK
CMCO
LXU
Median: 5.7%
21.1%
20.7%
20.6%
19.8%
19.4%
15.6%
15.6%
14.7%
13.5%
12.5%
12.2%
10.2%
7.8%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
CCF
CSWI w/o
Strathmore
LFUS
CSWI
Industrial
Products
Segment
CSWI with
Strathmore
GRC
MEI
CTS
ORBK
CMCO
LXU
NNBR
ASTE
Median: 14.1%
(1) Median excludes CSWI and CSWI segments
(1)
(1)
Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGR

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE GUARD Strathmore Products, Inc. WHITMORE

CSWI vs. Specialty Chemicals Peers
2011–2014 Net Revenue CAGR
2014 EBITDA Margin
24.6%
20.2%
20.1%
15.7%
7.5%
6.2%
3.9%
2.9%
2.0%
(0.2%)
(5.1%)
(6.6%)
(10.0%)
(5.0%)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
CSWI with
Strathmore
FTK
LNDC
CSWI w/o
Strathmore
IOSP
TG
WDFC
ZEP
KOP
FF
KRA
OMN
Median: 3.4%
26.6%
22.0%
21.5%
20.7%
19.5%
19.4%
18.9%
18.3%
14.7%
9.3%
8.0%
7.9%
7.8%
5.5%
5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
CSWI
Coatings,
Sealant &
Adhesives
Segment
w/o
Strathmore
FTK
FF
CSWI w/o
Strathmore
CSWI
Coatings,
Sealant &
Adhesives
Segment
with
Strathmore
CSWI with
Strathmore
CSWI
Specialty
Chemicals
Segment
WDFC
IOSP
TG
OMN
KRA
ZEP
LNDC
KOP
Median: 8.7%
(1)
Median excludes CSWI and CSWI segments
(1)
(1)
Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGR

Appendix

CSW INDUSTRIALS
BALCO INC
JET-LUBE
RECTORSEAL
SMOKE SG GUARD
Strathmore Products, Inc.
WHITMORE

EBITDA Reconciliation
(1)
Strathmore D&A includes $1.8mm of additional D&A as a result of application of acquisition method of accounting
(2)
Other pro forma adjustments include incremental expenses related to operating as a stand alone independent company, net of $2.3mm and $1.5mm of nonrecurring charges related to the Jet-Lube integration into Whitmore and Strathmore acquisition costs for June 30, 2015 and March 31, 2015, respectively. Incremental expenses include compensation, professional service fees, director fees, compliance costs, rent and office expenses
(3)
PF2016Q1 includes the financial results of Strathmore since the date of its acquisition (effective April 1, 2015) and other pro forma adjustments
($mm)
FY2013
FY2014
PF2015
PF2016Q(3)
Operating Income
$32.2
$37.9
$44.0
$14.3
Depreciation
3.9
5.3
5.9
1.7
Amortization
2.8
3.9
4.6
1.7
Strathmore Operating Income
6.4
Strathmore D&A (1)
2.4
Other Pro Forma Adjustments (2)
(3.2)
1.1
EBITDA
$38.9
$47.1
$60.1
$18.7

CSW INDUSTRIALS

BALCO INC JET-LUBE RECTORSEAL SMOKE GUARD Strathmore Products, Inc. WHITMORE

(1)
Related to rental income from CapStar, a real estate holding company
(2)
Other pro forma adjustments include incremental expenses related to operating as a stand alone independent company, net of $1.5mm of non-recurring charges related to the Jet-Lube integration into Whitmore and Strathmore acquisition costs
(3)
PF2016Q1 growth % compared to FY2015Q1 results; FY2015Q1 results do not include Strathmore
($mm)
FY2013
FY2014
FY2015
PF2015
PF2016Q1(3)
Net Revenues
Industrial Products
$73.3
$93.0
$118.4
$118.4
$40.0
Coatings, Sealants & Adhesives
42.6
47.0
52.1
115.3
28.4
Specialty Chemicals
82.4
90.7
89.7
89.7
20.2
Other (1)
0.9
1.0
1.6
1.6
0.3
Consolidated Net Revenues
$199.1
$231.7
$261.8
$325.0
$88.9
Net Revenue Growth %
Industrial Products
NA
26.9%
27.3%
27.3%
16.7%
Coatings, Sealants & Adhesives
NA
10.3%
11.0%
145.6%
124.2%
Specialty Chemicals
NA
10.2%
(1.1%)
(1.1%)
(6.5%)
Other (1)
NA
14.0%
59.3%
59.3%
17.2%
Consolidated Net Revenue Growth %
NA
16.4%
13.0%
40.3%
29.2%
Operating Income
Industrial Products
$10.9
$12.6
$19.7
$19.7
$9.7
Coatings, Sealants & Adhesives
7.7
9.4
11.4
17.8
1.8
Specialty Chemicals
13.4
15.9
13.0
13.0
2.7
Other (1)
0.1
0.1
(0.1)
(0.1)
0.0
Other Pro Forma Adjustments (2)
-
-
-
(3.2)
1.1
Consolidated Operating Income
$32.2
$37.9
$44.0
$47.2
$15.4
Operating Income Margin %
Industrial Products
14.9%
13.5%
16.6%
16.6%
24.2%
Coatings, Sealants & Adhesives
18.2%
19.9%
21.9%
15.5%
6.5%
Specialty Chemicals
16.3%
17.5%
14.5%
14.5%
13.5%
Other (1)
17.4%
8.5%
(7.2%)
(7.2%)
8.4%
Consolidated Op. Income Margin %
16.2%
16.4%
16.8%
14.5%
17.3%
Operating Income Growth %
Industrial Products
NA
15.1%
56.5%
56.5%
42.3%
Coatings, Sealants & Adhesives
NA
21.1%
22.0%
90.5%
(46.7%)
Specialty Chemicals
NA
18.3%
(18.0%)
(18.0%)
(29.1%)
Other (1)
NA
(44.3%)
N/M
N/M
28.6%
Consolidated Op. Income Growth %
NA
17.6%
16.1%
24.6%
8.6%
Historical and Pro Forma Financial Results